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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            Form 8-K


                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 28, 2000



Commission    Registrant; State of Incorporation;      IRS Employer
File Number       Address; and Telephone Number      Identification No.


1-11375  UNICOM CORPORATION                          36-3961038
         (an Illinois corporation)
         37th Floor, 10 South Dearborn Street
         Post Office Box A-3005
         Chicago, Illinois 60690-3005
         312/394-7399


1-1839   COMMONWEALTH EDISON COMPANY                 36-0938600
         (an Illinois corporation)
         37th Floor, 10 South Dearborn Street
         Post Office Box 767
         Chicago, Illinois 60690-0767
         312/394-4321



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Item 5.  Other Events

This Form 8-K contains forward-looking statements, which are inherently uncertain, subject to risks and should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. For a discussion of these factors, please refer to the Unicom and PECO Energy Joint Proxy Statement/Prospectus for the 2000 Annual Shareholders meeting.


On June 28, 2000, Unicom issued a news release announcing Unicom shareholders approval of the Merger with PECO Energy Company.
The news release is attached hereto as Exhibit-99 and is hereby incorporated by reference.







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                           SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                  UNICOM CORPORATION
                                     (Registrant)


Date: June 29, 2000         By:   /s/ Ruth Ann M. Gillis
                                ---------------------------
                                      Ruth Ann M. Gillis
                                    Senior Vice President





                                 COMMONWEALTH EDISON COMPANY
                                         (Registrant)


Date: June 29, 2000        By:    /s/ Ruth Ann M. Gillis
                                ----------------------------
                                      Ruth Ann M. Gillis
                                    Senior Vice President






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     EXHIBIT INDEX


Exhibit
Number         Description of Exhibit


1.   None

2.   None

4.   None

16.  None

17.  None

20.  None

23.  None

24.  None

27.  None

99.  News release dated June 28, 2000 issued by Unicom
     Corporation